UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: April 12, 2022

Bank of South Carolina Corporation
(Exact name of registrant as specified in its charter)

South Carolina	0-27702	57-1021355
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

256 Meeting Street Charleston, SC 29401
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code	(843) 724-1500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	BKSC	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 12, 2022 the Bank of South Carolina Corporation (the “Company”) issued a press release announcing its unaudited financial results for the quarter ended March 31, 2022. The information contained in the press release is deemed to be “filed” under the Securities Exchange Act of 1934 as Item 2.02 to this report, and such press release is incorporated herein by reference.

Item 5.07 SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The 2022 Annual Meeting of Shareholders of the Company was held on April 12, 2022. At the meeting, the Company’s shareholders elected nineteen Directors to serve until the 2023 Annual Meeting and took the following actions: a proposal for advisory approval of the Company’s Executive Compensation and the appointment of Elliott Davis, LLC as the Company’s independent registered public accounting firm for the year ended December 31, 2022. There was a total of 5,543,976 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting there were, in person or by proxy, 4,720,828 shares present of the Company’s Common Stock, representing approximately 85.15% of the total outstanding eligible shares. The following proposals are described in detail in the Company’s definitive proxy statement dated March 4, 2022 and were voted upon and approved by the shareholders at the 2022 Annual Meeting:

Proposal 1: To elect nineteen Directors of the Bank of South Carolina Corporation to serve until the Company’s 2023 Annual Meeting of Shareholders:

Name	For	Abstain	Broker Non-Votes
Susanne K. Boyd	2,308,536	53,774	2,358,518
David W. Bunch	2,343,604	18,706	2,358,518
Graham M. Eubank, Jr.	2,335,120	27,190	2,358,518
Elizabeth M. Hagood	2,337,402	24,908	2,358,518
Fleetwood S. Hassell	1,867,893	494,417	2,358,518
Glen B. Haynes, DVM	2,340,074	22,236	2,358,518
William L. Hiott, Jr.	2,313,142	49,168	2,358,518
Richard W. Hutson, Jr.	2,339,368	22,942	2,358,518
Charles G. Lane	2,339,928	22,382	2,358,518
Hugh C. Lane, Jr.	2,329,948	32,362	2,358,518
Alan I. Nussbaum, MD	2,341,749	20,561	2,358,518
Josette R. E. Pelzer, PhD, CPA	2,340,649	21,661	2,358,518
Karen J. Phillips	2,346,286	16,024	2,358,518
Edmund Rhett, Jr., MD	2,341,072	21,238	2,358,518
Malcolm M. Rhodes, MD	2,346,375	15,935	2,358,518
Douglas H. Sass	2,323,374	38,936	2,358,518
Sheryl G. Sharry	2,335,652	26,658	2,358,518
Steve D. Swanson	2,345,985	16,325	2,358,518
Eugene H. Walpole, IV	2,304,235	58,075	2,358,518

Proposal 2: To obtain advisory approval of the Company’s Executive Compensation:

For	Against	Abstain
2,311,282	34,567	16,461

Proposal 3: To ratify the appointment of Elliott Davis, LLC as the Company’s independent registered public accounting firm for the year ended December 31, 2022:

For	Against	Abstain
4,709,130	4,808	6,890

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

The following Exhibit is filed as part of this report

Exhibit 99.1	Press release dated April 12, 2022
Exhibit 104	Cover Page Interactive Data File ( embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Bank of South Carolina Corporation
(Registrant)

Date: April 12, 2022

/s/ Eugene H. Walpole, IV
Eugene H. Walpole, IV
Chief Financial Officer
Executive Vice President